UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 27, 2024
Luxfer Holdings PLC
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35370	98-1024030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8989 North Port Washington Road, Suite 211,
Milwaukee, WI, 53217
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: +1 414-269-2419

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value £0.50 each	LXFR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K (this “Form 8-K/A”) amends the Current Report on Form 8-K previously filed by Luxfer Holdings PLC (“Luxfer” or the “Company”) with the Securities and Exchange Commission on February 27, 2024 (the “Original Form 8-K”) to correct a typographical error in the press release furnished as Exhibit 99.1 to the Original Form-K (the “Press Release”). The line “Drawdown of bank overdraft” was inadvertently omitted from the third table entitled “LUXFER HOLDINGS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)” of the Press Release. A corrected version of the Press Release (the “Amended Press Release”) including the “Drawdown of bank overdraft” line item in the third financial table is furnished as Exhibit 99.1 hereto.

Section 2 Financial Information

Item 2.02 Results of Operations and Financial Condition

On February 27, 2024, the Company issued a press release announcing its earnings for the fourth quarter and full year 2023 ended December 31, 2023. A copy of the Amended Press Release in connection with the announcement is furnished as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference.

The information contained in Item 2.02 of this Form 8-K/A, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Section 8 Other Events

Item 8.01 Other Events

On February 27, 2024, the Company issued a press release announcing its earnings for the fourth quarter and full year 2023 ended December 31, 2023. A copy of the Amended Press Release in connection with the announcement is furnished as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated February 27, 2024, as amended on February 28, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Luxfer Holdings PLC
(Registrant)
Date: February 28, 2024

By: /s/ Megan Glise
      Megan Glise
Authorized Signatory for and on behalf of
Luxfer Holdings PLC